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                                                                    Exhibit 10.4

                            GRC INTERNATIONAL, INC.
                      CASH COMPENSATION REPLACEMENT PLAN

1.   PURPOSE

     The loyal and dedicated service of key executives is essential to the growth and progress of the company. Accordingly, the Cash Compensation Replacement Plan (the "Plan") of GRC International, Inc. (the "Company") has been adopted to better enable the Company to retain and attract qualified key executives, while reducing the Company's cash outlay for executive compensation. The Plan is also designed to provide a stronger nexus between the contributions made to the Company by its key executives and the value of the compensation they receive.

2.   ADMINISTRATION

     The Plan will be administered on a calendar quarter basis. The Plan will be administered by a committee of three or more persons (the "Committee"). Such persons shall not be eligible to participate in the Plan, and will be appointed by the Board of Directors of the Company. Options awarded under the Plan ("Options"), and the amount and nature of the Options so awarded, will be automatic, as provided in Section 5 of the Plan. All questions of interpretation of the Plan will be determined by the Committee. Such determinations will be final and binding upon all persons having an interest in the Plan.

3.   PARTICIPATION IN THE PLAN

     Employees of the Company (or subsidiaries thereof) who are determined by the Committee to be "key executives" for the purposes of this Plan, whether or not such employees are officers of the Company or any subsidiary thereof, will be eligible to participate in the Plan. A list of such eligible executives will be established by majority vote of the Committee, with such list to be revised as necessary. In determining which executives may participate in the Plan, the Committee may take into account the nature of the services rendered by such executives, their present and potential contributions to the Company's success, and such other factors as the Committee in its discretion deems relevant. Options available under the Plan may be granted to key executives who have received options under other plans and/or may be eligible to do so in the future.

4.   STOCK SUBJECT TO THE PLAN

     4.1  Total Shares Available.  Options for the purchase of up to four
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hundred forty thousand (440,000) shares (subject to adjustment under Section 8 of the Plan) of the Company's Common Stock, par value $0.10 per share ("Stock"), may be granted under the Plan. The Company may issue authorized but unissued shares of its Stock, may repurchase shares in the open market or in private transactions, or may otherwise make a sufficient number of shares available under the Plan.

     4.2  Unexercised or Expired Options.  Upon the expiration or termination of
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any Option under the Plan, the Stock allocable to the unexercised or surrendered portion of such Option will revert to the Plan's pool of Stock, and may thereupon become subject to Options subsequently awarded under the Plan.

5.   AWARDS OF OPTIONS

     All Options awarded under the Plan will be "non-statutory options," and therefore are not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as it may be amended from time to time (the "Code"). Each Option awarded under the Plan will be

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evidenced by a written agreement in such form as the Committee may from time to time approve, consistent with and subject to the following terms and conditions:

     5.1.  Fair Market Value of Stock.  For purposes of determining the number
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of Options to be awarded with respect to any calendar quarter, the Fair Market
Value of the Stock for such quarter shall be the average of the high and low sale prices of the Stock quoted on the New York Stock Exchange Composite Transaction Reporting System for the Fridays of such quarter. If such sale prices are not available for any such Friday, then the average of the high and low sale prices on the next preceding day on which such sale prices are available shall be used in lieu thereof.

     5.2.  Exercise Price of Options.  The Exercise Price of Options to be
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awarded with respect to any calendar quarter shall be twenty five percent (25%)
of the Fair Market Value of the Stock for such quarter.

     5.3.  Election. Quarterly awards of Options will be made to each eligible
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key executive who has submitted to the Committee at least six (6) months prior to the end of the calendar quarter in question a written election to receive Options in lieu of up to twenty five percent (25%) of salary and up to one hundred percent (100%) of bonus payable during such quarter. Each such election shall be effective until revoked by a later written election, but no such later election shall become effective until the first calendar quarter to end at least six (6) months after the later election is received by the Company.

     5.4.  Option Awards and Formula. As of the end of each calendar quarter,
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there shall be awarded to each key executive who has previously submitted an appropriate election in accordance with Section 5.2 above, the number of Options determined by the following formula, rounded to the nearest whole number of
Options:


[1.25] X [Key Executive's Applicable Compensation for the Quarter]  =    Number
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  (Fair Market Value of Stock) Minus (Exercise Price of Options)      of Options

     5.5.  Period of Option.  Options awarded under the Plan become exercisable
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in increments.  Eighty percent (80%) of each Option is exercisable immediately;
ten percent (10%) of each Option shall become exercisable on or after the second anniversary of the date on which it was awarded; five percent (5%) of each Option shall become exercisable on or after the third anniversary of such date; and five percent (5%) of each Option shall become exercisable on or after the fourth anniversary of such date; provided, however, that any Option awarded
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pursuant to the Plan will become exercisable in full upon the death or disability of the key executive.

     5.6.  Exercise of Options.
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           (a) Options may be exercised only by written notice submitted to the
Company at its corporate headquarters, accompanied by payment of the exercise price: (i) in cash or cash equivalents; (ii) by tendering to the Company previously owned shares of Stock held by the key executive for at least six (6) months; or (iii) in the event of hardship and with the advance approval of the Committee, by the Company's retention of shares from those shares of Stock otherwise issuable to the key executive; provided, in the event of payment under
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subsection (ii) or (iii), (x) the key executive has elected such method of payment, and (y) such election is subject to approval or disapproval by the Committee in its discretion at any time before or after such election. Shares of Stock used to make payments under subsections (ii) and (iii) shall be valued at the average of the high and low sale prices of the Stock quoted on the New York Stock Exchange Composite Transaction Reporting System on the date such

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notice is received by the Company's Stock Option Administrator (or if unavailable on such date, on the next preceding trading date), and the number of shares to be required for payments under (Ii) or (iii) shall be rounded to the nearest whole share so that no cash payment shall be required by reason of any fractional amount.

           (b) Notwithstanding any other provision in this Plan to the contrary, no Option may be exercised at a time or in a manner which would result in the loss of any tax deduction for the Company under Section 162(m) of the Code.

     5.7.  Payment of Tax Withholding Obligations.  Any key executive may pay
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the amount required to be withheld under applicable income tax laws in connection with any exercise of Options under the Plan, as well as any additional taxes on exercise up to the key executive's marginal rate, by (i) paying cash; (ii) tendering to the Company on the Date of Exercise previously owned shares of Stock; or (iii) the Company's retention of shares from those shares of Stock otherwise issuable upon exercise, provided that only the amount
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of taxes required to be withheld by law may be paid pursuant to (iii); and
provided further that for a key executive who is an officer or director as those
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terms are used under the Securities Exchange Act of 1934 (the "Exchange Act")
(a) only the amount of taxes required to be withheld by law may be paid pursuant to (ii) or (iii), (b) the election to satisfy tax withholding obligations pursuant to (ii) or (iii) must be irrevocable and must be made during the period beginning on the third business day following announcement of the Company's quarterly or annual financial information and ending on the twelfth business day thereafter, and (c) the Option being exercised must have been held for at least six (6) months. The foregoing election is subject to approval or disapproval by the Committee, in its discretion, at any time before or after such election. Shares of Stock used to make payments under subsection (ii) and (iii) shall be valued at the average of the high and low sale prices of the Stock quoted on the New York Stock Exchange Composite Transaction Reporting System on the Date of Exercise (or if unavailable on such date, on the next preceding trading date) ), and the number of shares to be required for payments under (Ii) or (iii) shall be rounded to the nearest whole share so that no cash payment shall be required by reason of any fractional amount.

     5.8.  Termination of Options.
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           (a) Options granted pursuant to the Plan may not be exercised after the third anniversary of a key executive's termination as an employee for any reason, including, but not limited to, such key executive's resignation or voluntary departure from the Company, involuntary termination by the Company of such key executive's employment, or termination of employment by reason of death, disability or retirement. Any Options which have not been exercised on or before such third anniversary shall thereupon expire.

           (b) Any Option granted a key executive under the Plan and unexercised, in whole or in part, on the date of his death may be exercised by the personal representative of the deceased key executive's estate, or by any heir, devisee, or other taker who, by will or operation of law, is entitled to said Option or any portion thereof. In each such case, such Option(s) may be exercised at any time on or before the third anniversary of the key executive's death, as provided in Section 6.6(a).

     5.9.  No Shareholder Rights By Reason of Options. A key executive does not
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have any rights whatsoever as a shareholder with respect to any unexercised
Option until the date of the issuance to that key executive of a stock certificate(s) for shares to be issued upon the proper exercise of said Option. No adjustment will be made for dividends or other rights with respect to which the record date occurs prior to the date such certificate is issued.

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     5.10. Options Not Assignable Or Transferable.  Options awarded under the
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Plan are not assignable or transferable other than by will or by the laws of intestate succession. During the lifetime of a key executive, Options awarded under the Plan will be exercisable only by that key executive.

6.   TIME FOR AWARDS

     No Options may be awarded under the Plan with respect to a key executive's compensation for services performed after June 30, 1998.

7.   LIMITATION OF RIGHTS

     7.1.  No Right to Continue as an Employee.  Neither the Plan, the awarding
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of any Option, nor any other action taken pursuant to the Plan constitutes or is evidence of any agreement or understanding, express or implied, that the Company will retain a key executive for any period of time or at any particular rate of compensation.

     7.2.  No Rights to Receive Options For Periods of Non-Eligibility.  No
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employee may continue to receive Options with respect to any calendar quarter, or part thereof, in which he or she is no longer considered by the Committee to be a "key executive".

     7.3.  Limitation on Rights of Optionee.  Except as expressly provided in
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Section 9, an Optionee shall have no rights by reason of the issuance of (i)
shares of Stock pursuant to this Plan, (ii) additional shares of Stock, (iii) any other security or debenture convertible into Stock, (iv) or any other equity security, including issuance pursuant to a plan of merger, consolidation, or statutory share exchange, and no adjustment by reason thereof shall be made with respect to the number of shares of Stock subject to an Option or to the Exercise Price.

     7.4.  Rights of the Company.  The grant of an Option pursuant to the Plan
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shall not affect in any way the right or power of the Company to issue additional shares of stock; to make adjustments, reclassifications, reorganizations or changes in its capital or business structure; to participate in a merger, consolidation, or share exchange with another corporation; or to dissolve, liquidate, or sell or transfer all or any part of its business or assets.

8.   ADJUSTMENTS

     In the event any change is made to the Stock by reason of merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or otherwise, including but not limited to any change whereby the Stock is converted into or exchanged for another class of shares or shares of another entity, appropriate and comparable adjustments will be made to the number and kind of shares subject to the Plan, and to the number and kind of shares and price per share of Stock subject to outstanding Options issued pursuant to the Plan, and the prices of Stock used in calculating the Fair Market Value of the Stock under Section 5.1. All such adjustments will be made in such a manner as avoids dilution or enlargement of the rights of key executives under the Plan.

9.   AMENDMENT OF THE PLAN

     The Board of Directors of the Company may suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided that, without approval of
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the shareholders of the Company, no revision or amendment may change the number of shares subject to the Plan (except as provided in Section 9 of the Plan) or materially increase the benefits accruing to participants under the Plan, and provided further that no revision or amendment or termination shall, without the
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consent of the affected key executive(s), impair the rights of any key executive under any Option previously awarded; and provided further that, if and to the
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extent

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required in order that Plan transactions be exempt under Exchange Act Rule 16b-
3, any Plan provision that specifies the key executives who may receive Options, the amount of Options, or exercise price of Options, awarded to such key executives, and the timing of Option awards, or is otherwise a "plan provision" within the meaning of Rule 16b-3(c)(2)(ii)(B) under the Exchange Act, as it may be amended from time to time, shall not be amended more than once every six (6) months, other than to comport with changes in the Code, or the rules thereunder.

10.  LEGAL RESTRICTIONS

     The Company will not be obligated to issue shares of Stock if counsel to the Company determines that such issuance would violate any law or regulation of any governmental authority or any agreement between the Company and any national securities exchange upon which the Stock is listed. In connection with any stock issuance or transfer, the person acquiring the shares shall, if requested by the Company, give assurances satisfactory to counsel by the Company regarding such matters as the Company may deem desirable to assure compliance with all legal requirements. The Company shall in no event be obliged to take any action in order to cause the exercise of any Option.

11.  GOVERNING LAW

     The Plan will be governed, and its provisions construed, in accordance with the laws of the State of Delaware and applicable federal law, without regard to conflicts of law.

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